Exhibit No. 10.1

SUPPLEMENTAL SEPARATION AGREEMENT BETWEEN DORIS SKOCH AND GERBER SCIENTIFIC, INC.

This Agreement is a contract between DORIS W. SKOCH ("you"), and your employer, GERBER SCIENTIFIC, INC. (the "Company"). It sets out the terms under which your employment with the Company will continue and will terminate. Those terms include the payment of certain monies and benefits to you in return for your agreement to be bound by conditions set forth in this Agreement. You should thoroughly review and understand the effects of the Agreement before signing it. The Company advises you to consult an attorney before you sign this Agreement. If you sign this Agreement, you will receive the payments and benefits described in Section II below that are payable subsequent to April 30, 2005.

I. Complete Release and Waiver of Claims

A. Release and Waiver: In exchange for the payment and benefits described in Section II, you agree to release Gerber Scientific, Inc. and all of its past, present and future subsidiaries, affiliates, successors and assigns (collectively, "the Company") from all claims, demands, actions, or liabilities you may have against the Company of whatever kind, including but not limited to those that in any way arise from or relate in any way to your employment with the Company or the termination of that employment. You also agree to release from all such claims, demands, actions or liabilities the Company's past, present and future agents, directors, officers, employees, fiduciaries, representatives, successors, and assigns (hereinafter, "those associated with the Company"). You agree that you have executed this Agreement on your own behalf, and also on behalf of any heirs, agents, representatives, and assigns that you may have now or in the future.

You also agree that the release and waiver stated in this Agreement covers, but is not limited to, any demands, complaints, causes of action, claims and charges under the laws of the United States or any state thereof, or under the laws of Belgium or the United Kingdom, or any political subdivision thereof, or under the laws of any other country or political entity, or any political subdivision thereof, including without limitation, claims arising under the Age Discrimination in Employment Act of 1967 (including the amendments of the Older Workers Benefit Protection Act of 1990), Title VII of the Civil Rights Act of 1964, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act of 1988 (also known as "WARN"), the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the Connecticut Fair Employment Practices Act, and any other federal, state and local law dealing with discrimination on any basis, including sex, race, national origin, veteran status, marital status, religion, disability, sexual orientation, reservist status or age. You also agree that the release and waiver stated in this Agreement includes claims based on contract or tort theories, whether based on common law or otherwise. This Agreement also includes a release and waiver by you of any claims that you suffered or any other harm by or through the actions of the Company, including, but not limited to, claims for defamation or emotional distress. This Release and Waiver does not apply to claims arising under any Workers Compensation statute, except claims for wrongful discharge or other discrimination in employment for exercising rights under this statute. The Release and Waiver in this Agreement does not affect your vested rights, if any, in the Company's pension plans, which survive unaffected by this Agreement.

B. Nonrelease of Future Claims and Agreement to Sign Release and Waiver on Termination Date: This Release and Waiver covers all claims or demands based on any facts or events, whether known or unknown by you, that occurred on or before the date you sign this Agreement. The Company acknowledges that you have not released any rights or claim that you may have that arise after the date of this Agreement is executed.

C. No Future Lawsuits: As a terminating employee who chooses to accept the terms of this Agreement, you promise never to file a lawsuit asserting any claim or demand against the Company, or those associated with the Company, including claims filed in state or federal court that arise from or are related to any claim that is within the scope of the Release and Waiver or claims arising from or related to your employment. In addition, you agree not to assist any other person or entity in bringing any lawsuit against the Company in any state or federal court unless you are compelled to do so by the court or by law. Your failure to comply with this provision shall constitute a breach of the Agreement.

BY SIGNING THIS AGREEMENT, YOU GIVE UP ANY RIGHT YOU MAY HAVE TO BRING A LAWSUIT OR RECEIVE A RECOVERY ON ANY CLAIM AGAINST THE COMPANY AND THOSE ASSOCIATED WITH THE COMPANY BASED ON ANY ACTIONS, FAILURES TO ACT, STATEMENTS OR EVENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT, INCLUDING CLAIMS THAT IN ANY WAY ARISE FROM OR RELATE TO YOUR EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF THAT EMPLOYMENT.

II. Payments and Benefits

If you agree to the "Complete Release and Waiver of Claims" by signing this Agreement, you will receive the following consideration to which you are not otherwise entitled and which you acknowledge as sufficient, for your obligations under this Agreement.

1. Your last day of employment with the Company, and as a member of the Board of Directors of any subsidiary or affiliate of the Company, will be April 30, 2005 (the "Termination Date"). You will continue in your position as President of Spandex Ltd. in Brussels, Belgium until January 31, 2005. From February 1, 2005 until April 30, 2005, you will remain available for consultations on an "as needed" basis to perform services for the Company, either in Brussels, Belgium, or in Tulsa, Oklahoma, but you will continue to receive salary and benefits through April 30, 2005, which will remain your Termination Date.

2. For the period May 1, 2005 through October 31, 2005, you will receive severance equivalent to 100% of your current base salary, such amount to be paid in weekly, biweekly, or monthly installments in accordance with the Company's normal employee payroll practices. Such severance is in lieu of any claims for benefits pursuant to any severance policies or plans of the Company, including but not limited to the Severance Policy for Senior Officers of Gerber Scientific, Inc., as amended.

3. The Company will reimburse you for reasonable transportation for you and your family and household effects back to Tulsa, Oklahoma provided that the move out of foreign housing occurs not later than June 30, 2005.

4. The Company will assume responsibility for the penalty associated with the early termination of your foreign housing lease. However, the Company will not be responsible for any additional costs and/or fees incurred in connection with such lease after April 30, 2005 other than early termination penalties. If you choose to remain in the Company leased premises until June 30, 2005, you will assume responsibility for rent and related expense commencing May 1, 2005; provided, however, that you will have moved out of the leased space not later than June 30, 2005.

5. You will be compensated for all earned, unused and accrued vacation pay as of the Termination Date, in accordance with Company policy. You agree and acknowledge that as of the Termination Date you will have accrued sixty six (66) vacation days, and that you will be paid for these vacation days, less any additional vacation taken between November 1, 2004 and January 31, 2005. This is payable on Termination Date.

6. You shall be eligible to receive any annual incentive bonus awarded by the Management Development and Compensation Committee for fiscal year 2005 pursuant to the Company's Annual Incentive Bonus Plan or any successor Plan. Such amount shall be paid to you at the time such amount would have been paid had you continued to be employed by the Company. You agree and acknowledge you are not eligible to receive or are otherwise entitled to receive any bonus or prorated bonus, under any policy, practice or plan of the Company or pursuant to this Agreement for the fiscal year 2006 or subsequently.

7. The Company will continue to pay 100% of your salary and any bonus you may earn pursuant to this Agreement from the United States, and the Company will withhold from your pay an appropriate amount of hypothetical tax. To the extent that the Company's tax accounting firm, KPMG, advises that you have a tax filing obligation in Belgium and/or in the United Kingdom for the year 2005, at the end of the year, pursuant to Paragraph 4 of the Memorandum dated January 21, 2004 from Marc Giles to you, a true up will be done to adjust for any differences between the taxes actually withheld and your final actual tax liability had you remained a resident of Connecticut. KPMG will assist in the preparation and filing of your United States and Belgian tax returns at the Company's expense and will provide you and the Company the tax equalization settlement calculations.

8. You acknowledge and agree that you and your immediate family's participation in any benefit plan provided by the Company will cease as April 30, 2005, including but not limited to any health, life insurance or disability plan, except to the extent any such plan provides to the contrary with regard to employees who have terminated employment and with the exception that your participation will continue in the Company's pension plan or any other "top hat" non-qualified pension benefit plan but no additional years of service will be credited to you subsequent to April 30, 2005 nor will any subsequent contribution be permitted to any such plan. Your rights under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") will commence on May 1, 2005.

9. All unvested stock options previously granted pursuant to any of the Company's stock option plans and all restricted stock granted to you shall vest, if at all, pursuant to the terms of any applicable stock option plans and grants of the Company, and such options must be exercised in accordance with the applicable stock option plans and grant agreements. Notwithstanding anything in this Paragraph 9 or in any company stock option plan to the contrary, you shall have thirty (30) days following the opening of the trading window for trades in company stock by executive officers after the annual earnings release for fiscal 2005 within which to exercise stock options that have vested as of the Termination Date.

III. Confidentiality

The terms of this Agreement are strictly confidential. You agree that you will not discuss, disclose or allow to be disclosed any of the terms, conditions or other details of this Agreement, provided, however, you may disclose this Agreement to your immediate family, your attorney and/or tax advisor, or if required by law. Further, you may, if necessary, advise a new employer of your obligations hereunder. The Company will not discuss, disclose or allow to be disclosed any of the terms, conditions or other details of this Agreement; provided, however, that the Company may disclose this Agreement to its executives, agents, legal and financial advisors and other employees and/or consultants with a business need to know, as reasonably determined by the Company, or if required by law.

IV. Surrender of Materials

You acknowledge that you have returned or will return to the Company by April 30, 2005, all Company-related reports, files, memoranda, notes, records and other documents (whether stored electronically or otherwise) as well as credit cards, card key passes, door and file keys, computer access codes, computer software and any other property that you received or prepared or helped to prepare in connection with your employment. You further acknowledge that you have not and will not retain any copies of excerpts of the materials described above, and that you will not attempt to retrieve or recreate any of the materials described above after the termination of your employment.

V. Non-Competition

For two (2) years after April 30, 2005, you agree (1) that you shall not directly or indirectly, whether individually or as a partner, officer, director, employee, consultant or in any capacity whatsoever, own, manage, operate, control or participate in the ownership, management, operation or control of or have any substantial financial interest in the conduct of any business or venture which competes with the Company or any of its subsidiaries or affiliates, in any country in which the Company conducts business or maintains an office; (2) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment with the Company or violate any agreement or duty or responsibility to the Company; and (3) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any customer, supplier or any person or entity which has a business relationship with the Company or any of its subsidiaries or affiliates to terminate, discontinue or materially alter its relationship with the Company or its subsidiaries or affiliates. You acknowledge that the restrictions contained herein are reasonable in scope, area and duration and are necessary to protect the Company's legitimate business interests, and that any violation of this paragraph will cause irreparable harm for which monetary damages will not be an adequate remedy. In the event of a breach of the provisions of this paragraph, the Company will be entitled to an injunction, specific performance or other remedies available in law or in equity.

VI. Confidential Information

You will not at any time directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as defined below) relating to the business of the Company or any affiliate of the Company, except as may be required by applicable law. The term "Confidential Information" means information of the Company or an affiliate which is confidential, secret or proprietary and pertains directly or indirectly to the business activities or services of the Company or an affiliate or their customers or clients, including but not limited to methods, processes, procedures, business plans, client lists and records, potential client or customer lists and client or customer billing. However, the term Confidential Information will not include information which has been or is subsequently generally available to the public or has been or is subsequently made public by the Company or any affiliate or a third party not obligated to keep that information secret or confidential.

VII. Breach of Agreement

If you violate any part of this Agreement, you will be responsible for all costs incurred by the Company that flow from that violation, including but not limited to the Company's legal fees and other costs associated with defending any legal action related to said breach.

VIII. Governing Law

This Agreement shall be governed by and construed under the laws of the State of Connecticut.

Acknowledgments

1. You acknowledge receipt of this Agreement on December 6, 2004;

2. You acknowledge that you have read and understand this Agreement and the meaning and effect thereof;

3. You have been given a period of at least twenty-one days from the date of receipt noted above within which to consider this Agreement and determined that you did not need that entire period but had ample time to carefully review and consider this Agreement;

4. This Agreement is not effective or enforceable for seven days after you sign it and you may revoke it during that time. If you choose to revoke the Agreement, you must do so in writing and such written notice must be received by the Company prior to the end of the seventh day after you sign the Agreement. Any revocation within this period must be submitted, in writing to William V. Grickis, Jr., Esq., Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, CT 06074. If the Company does not receive a written revocation by the end of the seven day period, this Agreement will become fully enforceable at that time.

5. You have not relied on any representations, promises, or agreements of any kind made to you in connection with your decision to sign this Agreement. This Agreement sets forth the entire agreement between you and the Company and supersedes and renders null and void any and all prior or contemporaneous oral or written understandings, statements, representations or promises.

6. You acknowledge that a finding that any term or provision of this Agreement is invalid, unlawful or unenforceable will not affect the remaining terms and provisions of this Agreement, except that if the Release and Waiver provision above, which is an essential and material element of the Agreement, is found invalid, the entire Agreement shall also be invalid.

You have read, understand and voluntarily execute this Agreement and assent to its terms, affirming that you decision to sign this Agreement has been made freely and without any duress or coercion.

Dated: December 21, 2004	/s/ Doris W. Skoch
Doris W. Skoch

Dated: December 21, 2004	Gerber Scientific, Inc.

By: /s/ William V. Griskis, Jr.
William V. Griskis, Jr. Its: Secretary

SEPARATION AGREEMENT BETWEEN DORIS SKOCH AND GERBER SCIENTIFIC, INC.

This Agreement is a contract between DORIS W. SKOCH ("you"), and your employer, GERBER SCIENTIFIC, INC. (the "Company"). It sets out the terms under which your employment with the Company will continue and will terminate. Those terms include the payment of certain monies and benefits to you in return for your agreement to be bound by conditions set forth in this Agreement. You should thoroughly review and understand the effects of the Agreement before signing it. The Company advises you to consult an attorney before you sign this Agreement. If you sign this Agreement, you will receive the payments and benefits described in Section II below.

I. Complete Release and Waiver of Claims

A. RELEASE AND WAIVER: In exchange for the payment and benefits described in Section II, you agree to release Gerber Scientific, Inc. and all of its past, present and future subsidiaries, affiliates, successors and assigns (collectively, "the Company") from all claims, demands, actions, or liabilities you may have against the Company of whatever kind, including but not limited to those that in any way arise from or relate in any way to your employment with the Company or the termination of that employment. You also agree to release from all such claims, demands, actions or liabilities the Company's past, present and future agents, directors, officers, employees, fiduciaries, representatives, successors, and assigns (hereinafter, "those associated with the Company"). You agree that you have executed this Agreement on your own behalf, and also on behalf of any heirs, agents, representatives, and assigns that you may have now or in the future.

You also agree that the release and waiver stated in this Agreement covers, but is not limited to, any demands, complaints, causes of action, claims and charges under the laws of the United States or any state thereof, or under the laws of Belgium or the United Kingdom, or any political subdivision thereof, or under the laws of any other country or political entity, or any political subdivision thereof, including without limitation, claims arising under the Age Discrimination in Employment Act of 1967 (including the amendments of the Older Workers Benefit Protection Act of 1990), Title VII of the Civil Rights Act of 1964, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act of 1988 (also known as "WARN"), the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the Connecticut Fair Employment Practices Act, and any other federal, state and local law dealing with discrimination on any basis, including sex, race, national origin, veteran status, marital status, religion, disability, sexual orientation, reservist status or age. You also agree that the release and waiver stated in this Agreement includes claims based on contract or tort theories, whether based on common law or otherwise. This Agreement also includes a release and waiver by you of any claims that you suffered or any other harm by or through the actions of the Company, including, but not limited to, claims for defamation or emotional distress. This Release and Waiver does not apply to claims arising under any Workers Compensation statute, except claims for wrongful discharge or other discrimination in employment for exercising rights under this statute. The Release and Waiver in this Agreement does not affect your vested rights, if any, in the Company's pension plans, which survive unaffected by this Agreement.

B. Nonrelease of Future Claims and Agreement to Sign Release and Waiver on Termination Date: This Release and Waiver covers all claims or demands based on any facts or events, whether known or unknown by you, that occurred on or before the date you sign this Agreement. The Company acknowledges that you have not released any rights or claim that you may have that arise after the date of this Agreement is executed. To accept and receive the payments benefits described below after April 30, 2005, you shall be required to sign, at the time of the Termination Date, another Separation Agreement, a form of which is attached as Appendix A hereto. If you do not timely execute that Separation and Release Agreement, you shall not be entitled to the payments and benefits after April 30, 2005 described below.

C. No Future Lawsuits: As a terminating employee who chooses to accept the terms of this Agreement, you promise never to file a lawsuit asserting any claim or demand against the Company, or those associated with the Company, including claims filed in state or federal court that arise from or are related to any claim that is within the scope of the Release and Waiver or claims arising from or related to your employment. In addition, you agree not to assist any other person or entity in bringing any lawsuit against the Company in any state or federal court unless you are compelled to do so by the court or by law. Your failure to comply with this provision shall constitute a breach of the Agreement.

BY SIGNING THIS AGREEMENT, YOU GIVE UP ANY RIGHT YOU MAY HAVE TO BRING A LAWSUIT OR RECEIVE A RECOVERY ON ANY CLAIM AGAINST THE COMPANY AND THOSE ASSOCIATED WITH THE COMPANY BASED ON ANY ACTIONS, FAILURES TO ACT, STATEMENTS OR EVENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT, INCLUDING CLAIMS THAT IN ANY WAY ARISE FROM OR RELATE TO YOUR EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF THAT EMPLOYMENT.

II. Payments and Benefits

If you agree to the "Complete Release and Waiver of Claims" by signing this Agreement, you will receive the following consideration to which you are not otherwise entitled and which you acknowledge as sufficient, for your obligations under this Agreement.

1. Your last day of employment with the Company, and as a member of the Board of Directors of any subsidiary or affiliate of the Company, will be April 30, 2005 (the "Termination Date"). You will continue full time in your position as President of Spandex Ltd. in Brussels, Belgium until January 31, 2005. From February 1, 2005 until April 30, 2005, you will remain available for consultations on an "as needed" basis to perform services for the Company, either in Brussels, Belgium, or in Tulsa, Oklahoma. However, you will continue to receive salary and benefits through April 30, 2005, which will be your official Termination Date.

2. For the period May 1, 2005 through October 31, 2005, you will receive severance equivalent to 100% of your current base salary, such amount to be paid in weekly, biweekly, or monthly installments in accordance with the Company's normal employee payroll practices. Such severance is in lieu of any claims for benefits pursuant to any severance policies or plans of the Company, including but not limited to, the Severance Policy for Senior Officers of Gerber Scientific, Inc., as amended.

3. The Company will reimburse you for reasonable transportation for you and your family and household effects back to Tulsa, Oklahoma, provided that the move out of foreign housing occurs not later than June 30, 2005.

4. The Company will assume responsibility for the penalty associated with the early termination of your foreign housing lease. However, the Company will not be responsible for any additional costs and/or fees incurred in connection with such lease after April 30, 2005 other than early termination penalties. If you choose to remain in the Company leased premises until June 30, 2005, you will assume responsibility for rent and related expense commencing May 1, 2005; provided, however, that you will have moved out of the leased space not later than June 30, 2005.

5. You will be compensated for all earned, unused and accrued vacation pay as of the Termination Date, in accordance with Company policy. You agree and acknowledge that as of the Termination Date you will have accrued sixty six (66) vacation days, and that you will be paid for these vacation days, less any additional vacation taken between November 1, 2004 and January 31, 2005. This is payable on the Termination Date.

6. You shall be eligible to receive any annual incentive bonus awarded by the Management Development and Compensation Committee for fiscal year 2005 pursuant to the Company's Annual Incentive Bonus Plan or any successor Plan. Such amount shall be paid to you at the time such amount would have been paid had you continued to be employed by the Company. You agree and acknowledge you are not eligible to receive or otherwise entitled to receive any bonus or prorated bonus, under any policy, practice or plan of the Company or pursuant to this Agreement for the fiscal year 2006 or subsequently.

7. The Company will continue to pay 100% of your salary and any bonus you may earn pursuant to this Agreement from the United States, and the Company will withhold from your pay an appropriate amount of hypothetical tax. To the extent that the Company's tax accounting firm, KPMG, advises that you have a tax filing obligation in Belgium and/or in the United Kingdom for the years 2002, 2003, 2004 and 2005, pursuant to Paragraph 4 of the Memorandum dated January 21, 2004 from Marc Giles to you, a true up will be done to adjust for any differences between the taxes actually withheld and your final actual tax liability for such years had you remained a resident of Oklahoma. KPMG will assist in the preparation and filing of your United States and Belgian tax returns at the Company's expense and will provide you and the Company the tax equalization settlement calculations.

8. You acknowledge and agree that you and your immediate family's participation in any benefit plan provided by the Company will cease as April 30, 2005, including but not limited to any health, life insurance or disability plan, except to the extent any such plan provides to the contrary with regard to employees who have terminated employment and with the exception that your participation will continue in the Company's pension plan or any other "top hat" non-qualified pension benefit plan but no additional years of service will be credited to you subsequent to April 30, 2005, nor will any subsequent contribution be permitted to any such plan. Your rights under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") will commence on May 1, 2005.

9. All unvested stock options previously granted pursuant to any of the Company's stock option plans and all restricted stock granted to you shall vest, if at all, pursuant to the terms of any applicable stock option plans and grants of the Company, and such options must be exercised in accordance with the applicable stock option plans and grant agreements. Notwithstanding anything in this Paragraph 9 or in any company stock option plan to the contrary, you shall have thirty (30) days following the opening of the trading window for trades in company stock by executive officers after the annual earnings release for fiscal 2005 within which to exercise stock options that have vested as of the Termination Date.

10. All terms contained in the Memoranda from Marc Giles to you dated September 30, 2002, May 23, 2002, and January 21, 2004 not otherwise addressed in this Agreement shall remain in effect through the Termination Date.

III. Confidentiality

The terms of this Agreement are strictly confidential. You agree that you will not discuss, disclose or allow to be disclosed any of the terms, conditions or other details of this Agreement, provided, however, you may disclose this Agreement to your immediate family, your attorney and/or tax advisor, or if required by law. Further, you may, if necessary, advise a new employer of your obligations hereunder. The Company will not discuss, disclose or allow to be disclosed any of the terms, conditions or other details of this Agreement; provided, however, that the Company may disclose this Agreement to its executives, agents, legal and financial advisors and other employees and/or consultants with a business need to know, as reasonably determined by the Company, or if required by law.

IV. Surrender of Materials

You acknowledge that you have returned or will return to the Company by April 30, 2005, all Company-related reports, files, memoranda, notes, records and other documents (whether stored electronically or otherwise) as well as credit cards, card key passes, door and file keys, computer access codes, computer hardware and software and any other property that you received or prepared or helped to prepare in connection with your employment. You further acknowledge that you have not and will not retain any copies of excerpts of the materials described above, and that you will not attempt to retrieve or recreate any of the materials described above after the termination of your employment.

V. Non-Competition

For two (2) years after April 30, 2005, you agree (1) that you shall not directly or indirectly, whether individually or as a partner, officer, director, employee, consultant or in any capacity whatsoever, own, manage, operate, control or participate in the ownership, management, operation or control of or have any substantial financial interest in the conduct of any business or venture which competes with the Company or any of its subsidiaries or affiliates, in any country in which the Company conducts business or maintains an office; (2) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment with the Company or violate any agreement or duty or responsibility to the Company; and (3) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any customer, supplier or any person or entity which has a business relationship with the Company or any of its subsidiaries or affiliates to terminate, discontinue or materially alter its relationship with the Company or its subsidiaries or affiliates. You acknowledge that the restrictions contained herein are reasonable in scope, area and duration and are necessary to protect the Company's legitimate business interests, and that any violation of this paragraph will cause irreparable harm for which monetary damages will not be an adequate remedy. In the event of a breach of the provisions of this paragraph, the Company will be entitled to an injunction, specific performance or other remedies available in law or in equity.

VI. Confidential Information

You will not at any time directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as defined below) relating to the business of the Company or any affiliate of the Company, except as may be required by applicable law. The term "Confidential Information" means information of the Company or an affiliate which is confidential, secret or proprietary and pertains directly or indirectly to the business activities or services of the Company or an affiliate or their customers or clients, including but not limited to methods, processes, procedures, business plans, client lists and records, potential client or customer lists and client or customer billing. However, the term Confidential Information will not include information which has been or is subsequently generally available to the public or has been or is subsequently made public by the Company or any affiliate or a third party not obligated to keep that information secret or confidential.

VII. Breach of Agreement

If you violate any part of this Agreement, you will be responsible for all costs incurred by the Company that flow from that violation, including but not limited to the Company's legal fees and other costs associated with defending any legal action related to said breach.

2. You acknowledge that you have read and understand this Agreement and the meaning and effect thereof.

3. You have been given a period of at least twenty-one days from the date of receipt noted above within which to consider this Agreement and determined that you did not need that entire period but had ample time to carefully review and consider this Agreement.

4. This Agreement is not effective or enforceable for seven days after you sign it and you may revoke it during that time. If you choose to revoke the Agreement, you must do so in writing and such written notice must be received by the Company prior to the end of the seventh day after you sign the Agreement. Any revocation within this period must be submitted, in writing to William V. Grickis, Jr., Esq., Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, CT 06074. If the Company does not receive a written revocation by the end of the seven day period, this Agreement will become fully enforceable at that time.

5. You have not relied on any representations, promises, or agreements of any kind made to you in connection with your decision to sign this Agreement. This Agreement sets forth the entire agreement between you and the Company and supersedes and renders null and void any and all prior or contemporaneous oral or written understandings, statements, representations or promises.

6. You acknowledge that a finding that any term or provision of this Agreement is invalid, unlawful or unenforceable will not affect the remaining terms and provisions of this Agreement, except that if the Release and Waiver provision above, which is an essential and material element of the Agreement, is found invalid, the entire Agreement shall also be invalid.

You have read, understand and voluntarily execute this Agreement and assent to its terms, affirming that your decision to sign this Agreement has been made freely and without any duress or coercion.

Dated: ______________, 2005	__________________________
Doris Skoch

Dated: ______________, 2005	GERBER SCIENTIFIC, INC.

By: ______________________
William V. Grickis, Jr. Its: Secretary